UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2009

INTERNATIONAL BANCSHARES CORPORATION

(Exact Name of registrant as specified in its charter)

Texas	0-9439	74-2157138
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation	Number)	Identification No.)

1200 San Bernardo, Laredo, Texas		78040-1359
(Address of principal executive offices)		(ZIP Code)

Registrant’s telephone number, including area code  (956) 722-7611

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c )  under the Exchange Act (17 CFR 240.13e-4 ( c))

Item 2.02 - Results of Operations and Financial Condition

On February 13, 2009, International Bancshares Corporation issued a news release announcing annual 2008 earnings.  The news release, attached hereto and filed herewith as Exhibit 99, is incorporated herein by reference.

All of the information furnished in Item 2.02 of this report and the accompanying exhibits are also intended to be included under “Item 7.01 – Regulation Fair Disclosure” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, is not subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BANCSHARES CORPORATION
(Registrant)

	By:	/s/ Dennis E. Nixon
DENNIS E. NIXON, President,
and Chief Executive Officer

Date: February 13, 2009

EXHIBIT INDEX

99	News Release of International Bancshares Corporation dated February 13, 2009.